SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

                                 -----------------

                       DWS U.S. Government Securities Fund

The following information revises similar disclosure for the above fund in "The portfolio managers" section of the prospectuses.

The DWS U.S. Government Securities Fund is managed by a team of investment professionals who collaborate to develop and implement the fund's investment strategy. Each portfolio manager has authority over all aspects of the fund's investment portfolio, including, but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following people handle the day-to-day management of DWS U.S. Government Securities Fund.

  William Chepolis, CFA                Matthew F. MacDonald
  Managing Director of Deutsche Asset  Director of Deutsche Asset Management
  Management and Co-Manager of         and Co-Manager of the fund.
  the fund.                              o Joined Deutsche Asset Management
   o Joined Deutsche Asset Management      and the fund in 2006 after 14 years
     in 1998 after 13 years of             of fixed income experience at Bank
     experience as vice president and      of America Global Structured
     portfolio manager for Norwest         Products and PPM America, Inc.,
     Bank, where he managed the            where he was portfolio manager for
     bank's fixed income and foreign       public fixed income, including MBS,
     exchange portfolios.                  ABS, CDOs and corporate bonds;
   o Portfolio Manager for Retail          earlier, as an analyst for MBS, ABS
     Mortgage Backed Securities:           and money markets; and originally,
     New York.                             at Duff & Phelps Credit Rating
   o Joined the fund in 2002.              Company.
   o BIS, University of Minnesota.      o  Portfolio Manager for Retail
                                           Mortgage Backed Securities: New York.
                                        o  BA, Harvard University; MBA,
                                           University of Chicago Graduate
                                           School of Business.



               Please Retain This Supplement for Future Reference


July 7, 2006
DUGSF-3600